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                            THE WESTWOOD GROUP, INC.

                  EMPLOYEE NON-QUALIFIED STOCK OPTION AGREEMENT

         AGREEMENT made as of the ___th day of October, 1997, by and between The Westwood Group, Inc. (the "Corporation") and _____________ (the "Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Board of Directors of the Corporation (the "Board") has approved the grant, in connection with Employee's service as an employee of the Corporation, of non-qualified stock options to the Employee to purchase common stock of the Corporation, par value $.01 per share (the "Stock");

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.      GRANT OF OPTION.

         Subject to the terms and conditions hereinafter set forth, the Corporation hereby grants to the Employee, as of October __, 1997 (the "Date of Grant"), an option to purchase up to shares of Stock at a price of $3.00 per share (the "Option"). The ceiling stated in the previous sentence on the maximum number of shares which may be acquired under the Option is referred to herein as the "Number of Option Shares".

         In the event of a consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving entity within six months of the Date of Grant, the Corporation shall require the continuing or surviving entity to offer an equivalent (in number of option shares, exercise price, vesting, term, and economic value) stock option (to the Option) in such entity or affiliate thereof to the unexercised portion of the Number of Option Shares. Such equivalent stock option shall be upon terms which are materially no less favorable to Employee than the terms of the Option.

         2.      TYPE OF OPTION.

         The Option granted hereunder is intended by the parties hereto to be, and shall be treated as, a "non-qualified" stock option.

         3.      TIME OF EXERCISE OF OPTION.

            The Option shall not be exercisable prior to the first anniversary of the date of this Agreement. Thereafter, the Option shall only be exercisable as follows:

                                         Additional           Total
Date of Vesting                          % Available       % Available
---------------                          -----------       -----------

On or after October __, 1998                 33%               33%
 but before October __, 1999


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On or after October __, 1999                 33%               66%
 but before October __, 2000

On or after October __, 2000                 34%              100%


      4.      TERM OF OPTION; EXERCISABILITY.

              (a)     TERM.

                      (1) The Option shall expire ten (10) years from the date
              of this Agreement, but shall be subject to earlier termination as herein provided.

                      (2) Except as otherwise provided in this Section 4, the
              Option shall terminate thirty days following the date the Employee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first.

                      (3) If such termination of employment is because the
              Employee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option shall terminate on the last day of the third month from the date the Employee ceases to be an employee, or on the date on which the Option expires by its terms, whichever occurs first.

                      (4) In the event of the death of the Employee, the Option
              shall terminate on the last day of the sixth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

                      (5) If such termination of employment is because of
              dismissal for cause, as determined by the Board of Directors of the Company, or because the Employee is in breach of any employment agreement with the Company or one of its subsidiaries, such Option will terminate on the date the Employee ceases to be an employee of the Company or one of its subsidiaries.

                      (6) Notwithstanding subparagraphs (2), (3), (4) and (5)
              above, the Board of Directors shall have the authority to extend the expiration date of the Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of the Option beyond the date on which the Option would have expired if no termination of the Employee's employment had occurred.

              (b) EXERCISABILITY. The Option shall be exercisable only to the extent that the right to purchase shares under the Option has accrued, is in effect and is vested on the date the Employee ceases to be an employee of the Company.

      5.      EXERCISE PROCEDURES.


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      The Employee may exercise the Option with respect to all or any part of the whole number of shares then exercisable by giving the Secretary of the Corporation written notice of intent to exercise. Such notice shall specify the number of shares as to which the Option is to be exercised and the exercise date, which date shall be at least five (5) days after the giving of such notice unless the Corporation and the Employee shall have agreed upon an earlier time. Full payment (in U.S. dollars) by the Employee of the Option price for the shares purchased shall be made on or before the exercise date specified in such notice in cash, or, in the event that the Board shall, in its sole discretion, determine that the Option shall be exercisable by tendering shares of Stock of the Corporation, the Option price may be paid in whole or in part through the surrender of shares of Stock at the fair market value of such shares determined as of the last trading date prior to the date on which the Option is exercised.

      On the exercise date specified in the Employee's notice or as soon thereafter as is practicable, the Corporation shall, without transfer or issue tax or other incidental expense to the Employee, cause to be delivered to the Employee, a certificate or certificates for such shares (out of theretofore unissued shares or reacquired shares, as the Corporation may elect) upon payment for the shares.

      If the Employee fails to pay for any of the shares specified in such notice or fails to accept delivery thereof, the Employee's right to purchase such shares may be terminated by the Corporation. The date specified in the Employee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full shall have been received by such date.

      6.       SECURITIES LAW REPRESENTATIONS.

      The Employee hereby represents and warrants to the Corporation that: (1) the Employee will comply with all applicable conditions of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, in effecting any sale of shares of Stock subject to the Option, and
(2) the Employee shall not dispose of any such shares in any manner that is, or as may involve the Corporation in, a violation of any federal or state securities law, including the 1933 Act.

      If at any time, and as often as, the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to this Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, or the giving of any investment representation, or the making of any investment agreement, or the notation of any restriction on transfer on the certificate or certificates representing such shares, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under this Option, no shares shall be issued or purchased under this Option unless and until such listing, registration, qualification, consent, approval, representation, agreement or notation shall have been effected or obtained free of any conditions not acceptable to the Board. The Corporation shall in no event be obligated to register any securities pursuant to the 1933 Act or to take any other affirmative action in order to cause the exercise of this Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental


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authority.

      7.       CERTAIN CORPORATE CHANGES.

      In the event of a reorganization, recapitalization, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, or similar event, the Corporation shall make a corresponding adjustment in the number and kind of shares subject to the Option, or in the Option price. Such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive. Such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to this Option.

      8.       NO RIGHTS OF SHAREHOLDER.

      Neither the Employee nor any personal representative of the Employee shall be, or have, any of the rights and privileges of a shareholder of the Corporation with respect to any shares subject to the Option, in whole or in part, except to the extent that certificates for such shares shall have been issued upon the exercise of the Option as provided for herein.

      9.       NON-TRANSFERABILITY OF OPTION.

      During the Employee's lifetime, the Option shall be exercisable only by the Employee or by a guardian or legal representative of the Employee and neither the Option shall be transferable, except by will or by the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of any attempt by the Employee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Option by notice to the Employee and the Option and all rights hereunder shall thereupon become null and void.

      10.      EMPLOYMENT NOT AFFECTED.

      Neither the granting of the Option nor its exercise shall be construed as granting to the Employee any right with respect to continuance of employment by the Corporation or any subsidiary. Except as may otherwise be limited by any written employment or other agreement between the Corporation or any subsidiary and the Employee, the right of the Corporation or any subsidiary to terminate at will the Employee's employment or affiliation with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation or any subsidiary.

      11.      WITHHOLDING TAXES.

      Whenever shares of Common Stock are to be issued upon exercise of this Option, the Corporation shall have the right to require the Employee to remit to the Corporation an amount sufficient to satisfy all Federal, state and local income, excise, employment



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and other withholding tax requirements prior to the delivery of any certificate or certificates for such shares as required by law.

      12.      AMENDMENT OR CANCELLATION OF THE OPTION.

      The Option may be amended or canceled by the Board at any time with the Employee's consent.

      13.      NOTICE.

      Any notice to the Corporation provided for in this instrument shall be addressed to the Corporation in care of its Secretary, and any notice to the Employee shall be addressed to the Employee at the current address shown on the records of the Corporation. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

      14.      GOVERNING LAW.

      The validity, construction, interpretation and effect of this instrument shall exclusively be governed by, and determined in accordance with, the internal substantive laws of The Commonwealth of Massachusetts, except to the extent preempted by federal law, which shall to that extent govern.


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      IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute and attest this Non-Qualified Stock Option Agreement, and to apply the corporate seal hereto, and the Employee has placed his signature hereon, effective as of the Date of Grant.

[CORPORATE SEAL]



Attest:                                      THE WESTWOOD GROUP, INC.



----------------------------                 By:
Secretary                                    Title:



                                             Employee Name: